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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                       Date of report: December 30, 2002
              Date of earliest event reported: December 24, 2002


                           ICN PHARMACEUTICALS, INC.
              (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11397               33-0628076
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation )                                   Identification Number)


                              3300 Hyland Avenue
                         Costa Mesa, California 92626

                   (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  (714) 545-0100

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ITEM 5.  OTHER EVENTS.

         On December 24, 2002, the registrant issued a press release announcing that it has obtained a temporary restraining order from the Chancery Court of the State of Delaware restricting the ability of the board of directors of Ribapharm Inc., a Delaware corporation ("Ribapharm"), to take actions outside of the ordinary course of business pending the effectiveness of the registrant's previously announced removal of Ribapharm's directors.

         A copy of the press release announcing this information is filed herewith and incorporated herein by reference as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.            Description
         -----------            -----------
         99.1                   Press release issued December 24, 2002


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

         Dated:  December 30, 2002

                                    ICN PHARMACEUTICALS, INC.


                                    By: /s/ Gregory Keever
                                        ------------------------------------
                                        Name:  Gregory Keever
                                        Title: Executive Vice President,
                                               General Counsel and Corporate
                                               Secretary


                                 EXHIBIT INDEX


       Exhibit No.               Description
       -----------               -----------
       99.1                      Press release issued December 24, 2002

                                                                Exhibit 99.1




Investor Contact:
Jeff Misakian
714-545-0100, ext. 3230


           DELAWARE CHANCERY COURT GRANTS ICN REQUEST FOR TEMPORARY
                RESTRAINING ORDER AGAINST RIBAPHARM DIRECTORS


         COSTA MESA, CA, December 24, 2002 - ICN Pharmaceuticals, Inc. (NYSE:
ICN) today announced that it has obtained a temporary restraining order restricting the ability of the Board of Directors of Ribapharm Inc. (NYSE:
RNA) to take actions outside of the ordinary course of business pending effectiveness of ICN's removal of Ribapharm directors. ICN announced yesterday that it is seeking removal of five of the six current Ribapharm directors.

         The order was obtained from the Delaware Chancery Court. Under the order, the Ribapharm directors would be required to provide written notice to ICN at least ten business days prior to Ribapharm taking action outside of the ordinary course, enabling ICN to seek a further order prohibiting such action. The order includes restrictions on, among other things: issuances of securities, incurrence of indebtedness, acquisitions and dispositions, and licensing transactions.

         ICN owns in excess of 80 percent of Ribapharm's outstanding stock.

         ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its research and new product development focuses on innovative treatments for dermatology and infectious diseases.

         Additional information is also available on the company's Web site at http://www.icnpharm.com.


         THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, success of the company's strategic repositioning initiatives and the ability of management to execute them, success of the company's ongoing inventory reduction program and other cost-cutting measures, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

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